UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (date of earliest event reported): November 6, 2018

EPHS HOLDINGS, INC.

(Exact name of registrant as specified in charter)

Nevada	000-55906	82-4383947
(State or other jurisdiction of incorporation or organization)	(Commission File No.)	(IRS Employer Identification No.)

7694 Colony Palm Drive Boynton Beach, FL 33436

(Address of principal executive offices and zip code)

(212) 321-0091

(Registrant’s telephone number including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by checkmark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

This Current Report on Form 8-K/A (“Amended 8-K Report”) is being filed to amend Item 1.01 of the Current Report on Form 8-K with the Securities and Exchange Commission on November 7, 2018 (the “Form 8-K Report”), which reported a Share Exchange Agreement (the “Share Exchange Agreement” or the “Agreement”) between EPHS Holdings, Inc. (“EPHS”) and Merritt Valley Cannabis Corp. (“MVC”) (collectively the “Parties”), dated November 6, 2018. This Amended 8-K Report reflects that on January 11, 2019 the Parties agreed to an Amended and Restated Share Exchange Agreement (the “Amended Agreement”) to replace the Share Exchange Agreement. The Form 8-K Report is hereby amended to restate this item as set forth herein.

Item 1.01

Entry into a Material Definitive Agreement

On November 6, 2018, EPHS entered into the Share Exchange Agreement with MVC and its shareholders (the “MVC Shareholders”) whereby MVC Shareholders agreed to exchange all of their respective shares in MVC in consideration for 8,100,000 shares of EPHS common stock, with a par value of $.001 per share.

On January 11, 2019, the Parties agreed to the Amended Agreement. The Amended Agreement deleted the Share Exchange Agreement’s first recital, and replaced it so as to state, that the MVC Shareholders own one hundred common shares of MVC, which have no par value, and which constitute one hundred percent of the issued and outstanding common and preferred shares of MVC. The Amended Agreement also deleted and replaced Section 3.2 to the Share Exchange Agreement to reflect the correct capitalization of MVC. The Amended Agreement amended the closing date, so as to occur within five business days following the satisfaction of the conditions set forth in Article V and Article VI of the Amended Agreement. The Amended Agreement also corrected administrative and typographical errors which were present within the Share Exchange Agreement.

Except as expressly modified by the Amended Agreement, all provisions of the original Share Exchange Agreement remain unchanged and in full force and effect.

The foregoing description of the Amended Agreement does not purport to be a complete statement of the Parties’ rights and obligations thereunder or a complete explanation of the material terms thereof. The foregoing description is qualified in its entirety by reference to the actual Amended Agreement, a copy of which is attached hereto as Exhibit 10.1 and is incorporated by reference into this Item.

Item 2.01

Completion of Acquisition or Disposition of Assets

On January 11, 2019, the closing conditions set forth in the Amended Agreement were satisfied and the transaction closed.

Item 3.02

Unregistered Sales of Equity Securities

The information set forth in Item 2.01 of the Current Report on Form 8-K/A is incorporated herein by reference.

Item 9.01

Financial Statements and Exhibits.

(d) Exhibits

10.1

Amended and Restated Share Exchange Agreement

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Company has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated: January 11, 2018	EPHS HOLDINGS, INC.

	By:	/s/ Gianfranco Bentivoglio
	Name:	Gianfranco Bentivoglio
	Title:	Chief Executive Officer